Exhibit 99.1 N Y S E : GTLS Supplemental Information on the Acquisition of Howden November 14, 2022 GTLS: GAS TO LIQUID SYSTEMS®

Forward-Looking Statements Forward-Looking Statements Certain statements made in this investor presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning Chart’s business plans, including statements regarding objectives, future orders, revenues, margins, earnings, performance or outlook, business or industry trends and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as may, will, should, could, expects, anticipates, believes, projects, forecasts, “indicators”, “outlook,” “guidance,” continue, “target,” or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by Chart are made based on management's expectations and beliefs concerning future events impacting Chart and are subject to uncertainties and factors relating to Chart’s operations and business environment, all of which are difficult to predict and many of which are beyond Chart’s control, that could cause Chart’s actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause Chart’s actual results to differ materially from those described in the forward-looking statements include: the conditions to the completion of the acquisition of Howden (the “Acquisition”) may not be satisfied or the regulatory approvals required for the Acquisition may not be obtained on the terms expected, on the anticipated schedule, or at all; long-term financing may not be available on favorable terms, or at all; closing of the Acquisition may not occur or may be delayed; Chart may be unable to achieve the anticipated benefits of the Acquisition (including with respect to synergies); revenues following the Acquisition may be lower than expected; operating costs, customer losses, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers and suppliers) resulting from the Acquisition may be greater than expected; slower than anticipated growth and market acceptance of new clean energy product offerings; inability to achieve expected pricing increases or continued supply chain challenges including volatility in raw materials and supply; risks relating to the outbreak and continued uncertainty associated with the coronavirus (COVID-19) and the conflict between Russia and Ukraine, including potential energy shortages in Europe and elsewhere and the other factors discussed in Item 1A (Risk Factors) in Chart’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully. Chart undertakes no obligation to update or revise any forward-looking statement. Use of Non-GAAP Financial Information This presentation contains non-GAAP financial information, including estimated future cost synergies, revenue synergies, free cash flow, adjusted EBITDA and adjusted EBITDA margins attributable to Chart as a result of the Acquisition. Chart believes these forward-looking non-GAAP measures are of interest to investors and facilitate useful illustrations of Chart’s estimated future financial results if the Acquisition is completed, and this information is used by Chart in evaluating internal performance. With respect to Chart’s estimated future financial results if the Acquisition is completed, Chart is not able to provide a reconciliation of each non-GAAP financial measure presented because certain items may have not yet occurred or are out of Chart’s control and/or cannot be reasonably predicted Chart is a leading diversified global manufacturer of highly engineered equipment servicing multiple market applications in Energy and Industrial Gas. The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related. Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and the Americas. For more information, visit: http://www.chartindustries.com GTLS: GAS TO LIQUID SYSTEMS® 2

Chart’s Acquisition of Howden P Doubling Nexus of Clean™ Opportunities P Expanded End-Market and Geographic Reach P Strong Earnings Mix (Accretive to Pro Forma EBITDA Margin with $1B of Combined EBITDA and Enhanced Free Cash Flow Generation) P Identified Cost and Commercial Synergies P Committed Financing with High Confidence in Delivering an Optimal Capital Structure P Proven Leadership with Record of Execution GTLS: GAS TO LIQUID SYSTEMS® 3

Creating the Global Energy Transition and Hydrogen Leader Combined Impact $1.7B $2.0B $3.8B Revenue (2022E) Target Revenue (1) (1) ~15% to 20% >10% ~15% Growth Rate Target Adj. EBITDA (1) (1) Low 20s% Low 20s% Mid 20s% Margins % Aftermarket ~15% 45%+ ~30% Target Free Cash 85%+ 90%+ >90% (2) Flow Conversion ~6,500 employees Stronger combined team ~5,100 employees ~750 engineers Further engineering ~700 engineers Differentiators ~450 patents capabilities and depth ~750 patents ~800 trademarks More IP/Patents ~560 trademarks (1) Includes estimated synergies. (2) Free Cash Flow Conversion defined as (EBITDA – Capex) / EBITDA. GTLS: GAS TO LIQUID SYSTEMS® 4

Agenda Strategic Combination ▪ Why Howden ▪ How Howden expands Chart’s specialty markets, First-of-a-Kind and new customers ▪ What are the benefits from the increase in aftermarket, service and repair Financial Profile ▪ Cost and Commercial Synergy Details ▪ Historical Howden Financial Information ▪ Combined Financial Outlook ▪ Financing Structure GTLS: GAS TO LIQUID SYSTEMS® 5

Why Howden 6

Continuing the Chart Playbook to Increase Access to Specialty and Nexus of Clean™ Markets 1. Brings Chart immediate access to customers and commercial projects that otherwise could not readily be accessed without significant organic investment and time ▪ Strong engineering team with track record of Research and Development and innovation ▪ Access to larger products such as cold boxes closer to customer project areas ▪ Access to gaseous hydrogen applications throughout production to end-use 2. Brings Chart immediate access to geographies that otherwise could not readily be accessed due to lack of product experience in the region, certification requirements, or government funding and relationships ▪ Howden has manufacturing presence in Africa, where numerous LNG, water projects are on the horizon ▪ Utilization of Howden’s South Korean entity for further penetration in a growing hydrogen market ▪ Howden has strong partnerships in hydrogen and renewables in the EU and South/Central America 3. Adds equipment or process that builds out the “a la carte” or full solution menu for applicable markets ▪ Addition of critical products from Howden within each area of the Nexus of Clean™ - clean power, clean water, clean food and clean industrials as well as expanding the addressable markets of each GTLS: GAS TO LIQUID SYSTEMS® 7

Chart and Howden Have Dramatically Transformed in the Past Few Years…

	CHART 2019	CHART LTM 9/30/2022	Howden 2019	Howden LTM 8/31/2022[(1)]
End Market Majority	▪ Oil and gas ▪ Industrial gas	▪ LNG ▪ Industrial gas ▪ Specialty (H2, etc)	▪ Coal ▪ Oil and gas	▪ Energy transition ▪ Hydrogen ▪ CCUS, water, electrification
Technology Capabilities	▪ IPSMR® process technology	▪ IPSMR® process ▪ SES CCC™ CCUS ▪ Cryo Tech H2 process	▪ 9 Uptime Assets	▪ ~590 Uptime Assets[(2)] ▪ Numerous first-of-a-kind in energy transition and hydrogen
Financial Metrics[(3)]	2% organic revenue growth **15% Adjusted EBITDA margin**	25% revenue growth **+200bps of EBITDA margin vs. 2019**	Negative organic revenue growth **16% EBITDA margin**	~27% revenue growth **+300bps of EBITDA margin vs. 2019**

Same Products Needed in Clean Applications

Chart – Example:

- Brazed aluminum heat exchangers and air-cooled heat exchangers were used in oil and gas, traditionally.
- They are also a mission critical part of hydrogen liquefaction, helium liquefaction, CCUS, and water treatment, etc.

Howden – Example:

- Piston compressors were traditional solution for hydrocrackers (a traditional refining process). They are now deployed in green hydrogen production to compress H2 produced by electrolysis.
- Diaphragm compressors had traditional applications in the chemical industry and are now the best solution when high pressures are needed in a hydrogen refuelling station.

(1) LTM figures for revenue and EBITDA 8/31/2022, include management adjustments for revenue and EBITDA.
(2) Includes connected assets as well as orders in backlog not yet connected.
(3) For Chart adjusted EBITDA, please refer to the reconciliation in the appendix.

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…And Both Companies’ Bolt-On Acquisitions Bring More Specialty and Nexus of Clean™ Access Over the past three years, both Chart and Howden have completed strategic bolt-on acquisitions to expand their solution offerings into the Nexus of Clean™ (Chart) and purpose of enabling vital processes, which advance a more sustainable world (Howden) These deals were each individually done to increase manufacturing capacity, access to CCUS, access to hydrogen liquefaction, specialty expanders, water technology, repair and service and interlinkages between them CHART: 2018 to 2022 – Deployed $1B of acquisition capital, offset by $450M of divestitures (oxygen concentrators and Cryobio) These deals were each individually done for additional service, repair capabilities, with CPI and Peter Brotherhood (two largest) to better serve the hydrogen market, waste to energy plants and energy efficiency applications HOWDEN: 2020 to 2022 – Deployed ~$320M of acquisition capital GTLS: GAS TO LIQUID SYSTEMS® 9

How Howden Expands Chart’s Specialty Markets, First-of-a-Kind and New Customers 10

Combined Solutions Across the Nexus of Clean™

Integrated Digital Offering

Clean End Market	Solution	Chart Process Technologies – Wholly-Owned	Chart Process Technologies – Minority Ownership	CHART Cooler By Design.		Howden
Clean Power	▪ Hydrogen ▪ Helium ▪ LNG ▪ Biogas ▪ **Nuclear** ▪ **Energy recovery** ▪ **Biofuel / synfuels** ▪ **Biomass**	Cryo Technologies CHART Cooler By Design.	TRANSFORM MATERIALS McPhy	▪ BAHX ▪ ACHX ▪ Bulk & Microbulk ▪ Fans ▪ Transports	▪ Valves / Vaporizers ▪ Expanders ▪ Liquefiers ▪ Cold Boxes	▪ **Fans** ▪ **Compressors** ▪ **Blowers** ▪ **Heaters** ▪ **Steam Turbines** ▪ **SaaS**
Clean Water	▪ Water& Wastewater Treatment ▪ Desalination	BlueInGreen AdEdge		▪ Bulk tanks ▪ Dissolution equipment	▪ Vaporizers ▪ Cryo-lease	▪ **Blowers** ▪ **SaaS**
Clean Food, Beverage & Agriculture	▪ Carbon capture ▪ Beverage & Food	Earthly Labs		▪ Microbulk tanks ▪ Dosers ▪ Vaporizers	▪ Transports	▪ **Compressors** ▪ **SaaS**
Clean Industrials	▪ CCUS ▪ **Metals processing** ▪ **Chemicals / Petrochem** ▪ **Cement** ▪ **Mining** ▪ **Marine** ▪ **Refrigeration** ▪ Gas By Rail	SES INNOVATION A Chart Industries Company	Svante TRANSFORM MATERIALS	▪ Heat exchangers ▪ Storage tanks ▪ Vaporizers ▪ VIP/VJP	▪ Transports ▪ Liquefiers ▪ Cold Boxes ▪ Expanders	▪ **Fans** ▪ **Compressors** ▪ **Blowers** ▪ **Steam Turbines** ▪ **Heaters** ▪ **VentSim Software** ▪ **SaaS**

Orange dashed box: Howden additions Green dashed box: Where Howden helps Chart's presence and penetration

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Complementary Exposure to Specialty Markets

Market	Key Applications	Approximate % of Revenue		Growth Drivers
		Chart	Howden	
Aftermarket, Repair, Service	• **Field service** • **Remote monitoring** • **Spare parts**	~14%	~48%	▪ Penetration of existing installed base ▪ Capabilities on non-Howden assets ▪ Criticality of operation drives revenue predictability ▪ Field service increasing with new builds and retrofits
Energy Transition & Renewables	• **Hydrogen (all colors)** • **Energy Recovery** • **Biofuels** • **Synfuels** • **Nuclear** • **LNG**	~32%	~10%	▪ Carbon emission reduction targets ▪ Government hydrogen policies and net zero commitments ▪ Energy security
Electrification	• **Mining for electrification**	0%	~6%	▪ Electrification metals (lithium, copper, etc) for increasing electric batteries/vehicles
Urbanization and Infrastructure	• **Water treatment** • **Tunnels** • **Transport** • **Refrigeration**	~3%	~5%	▪ PFAS/PFOS and forever chemical cleanup ▪ International state/govt trend to address water contamination ▪ Efficiency (improve energy intensity in aeration process) ▪ Urbanization
Other Specialty Products for Sustainability Linked End Markets	• **Food & beverage (Chart)** • **Lasers, space exploration (Chart)** • **CCUS** • **Marine** • **Metals**	~13%	~14%	▪ Markets are moving to cleaner solutions such as CCUS ▪ Decarbonization of steel manufacturing
Industrials	• **Industrial gas** • **Cement** • **Chemicals** • **Other industrials**	~27%	~11%	▪ These markets are moving to ESG, with cement as a leader in CO2 capture in re-use cases ▪ CCUS to quickly address existing asset emissions ▪ Marine IMO2020
Traditional Oil and Gas/Coal, Ex-Aftermarket	• **Coal plants** • **Oilfield applications** • **Petrochemical** • **Downstream**	~12%	~5% - 6%	▪ Traditional oil and gas and coal are moving toward efficiencies in existing asset base

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Howden is a Leading Player in Hydrogen All hydrogen applications and projects require compression technology; a significant subset need liquefaction Howden strengthens Chart’s position as a hydrogen leader with: ▪ 100+ years of experience in hydrogen applications ▪ The largest installed base of compressors in H2 service ▪ Expansive product portfolio in terms of flows and pressures covered ▪ Supply large unit types: Green steel, E-fuels, Biofuels ▪ Engineering adaptability to new and more efficient solutions, with 3 recent new offerings for the hydrogen value chain GTLS: GAS TO LIQUID SYSTEMS® 13

Howden’s Product Portfolio and Technical Capabilities Are Applicable Across the Hydrogen Value Chain Production Transportation Storage Utilization Pipelines (Natural gas and Wind Solar Electrolysis High Pressure Industries: Existing, hydrogen) Tanks Decarbonized and New Tube Trailer Low / Medium Pressure Pipelines Tanks (Hydrogen) Natural Hydrogen Transportation Gas Gas Steam Methane LOHC Reforming Underground Salt Caverns Biomass Power Generation and Grid Gasification Biomass Methanol Balancing Gaseous H 2 Storage Partial Ammonia Oxidation (Gas or liquid) Waste Building and Industry Heat Waste Gasification Hydrogen Liquid Carrier Ship Liquid H 2 Liquefaction Hydrogen Storage Key Compressor Products and Where Howden Plays Diaphragm Compressor Reciprocating Compressor Hybrid Compressor Screw Compressor GTLS: GAS TO LIQUID SYSTEMS® 14

Combined Leadership Role in the Hydrogen Value Chain – Liquid Hydrogen

Liquid Hydrogen

	Production	Storage and Transport	End Use
CHART Cooler By Design.	▪ BAHX and cold boxes ▪ ACHX ▪ Storage ▪ Turboexpanders ▪ Liquefaction process technology ▪ SES Cryogenic Carbon Capture technology ▪ Repair and service ▪ Ultra-pure water treatment	▪ Bulk liquid tanks ▪ LH2 transport trailers ▪ ISO Containers ▪ Loadout systems ▪ Vacuum insulated pipe ▪ Valve boxes ▪ Key components integrated in system, including flowmeters, connections, sensors	▪ Bulk and microbulk liquid tanks ▪ LH2 transport trailers ▪ Fueling stations ▪ Mobile fueling stations ▪ HLH2 onboard tanks ▪ Vaporization systems ▪ Vacuum insulated pipe ▪ Valve boxes
Howden	▪ Screw compressors ▪ Reciprocating compressors ▪ Integrally geared compressors ▪ Fans ▪ Gas mixers ▪ Digital solutions ▪ Repair and service	▪ Diaphragms for boil-off recovery for LH2 storage (trailer filling and forklift installs)	▪ Digital monitoring

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Combined Leadership Role in the Hydrogen Value Chain – Gaseous Hydrogen

Gaseous Hydrogen	Production	Storage and Transport	End Use
CHART Cooler By Design.	▪ Turboexpanders ▪ SES Cryogenic Carbon Capture technology ▪ Air cooled heat exchangers	▪ Turboexpanders ▪ H2 transport trailers ▪ ACHX	▪ Vaporization systems ▪ Vacuum insulated pipe ▪ Valve boxes
Howden	▪ Axial and centrifugal fans in amine based CCUS ▪ Rotary adsorption machine in solid based CCUS (blue hydrogen) ▪ Piston compressors for electrolysis ▪ Diaphragm and piston compressors for waste to hydrogen ▪ Diaphragm compressors for hydrogen production from pyrolysis ▪ Gas mixers ▪ Digital solutions	▪ Diaphragm compressors for tube trailers ▪ Piston compressors for pipeline applications ▪ Diaphragm and piston compressors for underground storage ▪ Diaphragm and piston compressors for LOHC technology	▪ Diaphragm compressors for Mobility in Hydrogen Refuelling Stations ▪ Diaphragm and piston compressors for E-methanol process ▪ Diaphragm and piston compressors for green ammonia process and green steel ▪ Hydraulic pistons for Fuel Cells in power generation ▪ Piston compressors for biofuels ▪ Digital solutions

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Howden Brings New First-of-a-Kind and New Partnerships Howden First-of-a-Kind Examples Partnerships Biofuels (with Waste to E-Methanol Green Steel Hydrogen) Hydrogen Howden and Raven SR partnership (Raven SR is a clean fuels company transforming waste into clean hydrogen and synthetic fuels) Howden and Howden Howden First waste to European Energy compressors are equipment is used hydrogen plant did a large e- used in the first in Shell’s Red II methanol project green steel Green project designed to application; green converting an provide net zero existing refinery steel technologies Howden and NEL have a frame fuels to Maersk blast furnace and into biofuel; coke with agreement for supply receive vegetable hydrogen oil as feedstock (NEL is a leading electrolyzer produced from for renewable company) diesel renewable sources GTLS: GAS TO LIQUID SYSTEMS® 17

Howden Helps Marine Customers Improve Emissions How it Works: ▪ Technology is based on blowing air under the hull of the vessel creating a carpet of bubbles ▪ Air bubbles distribution across the hull surface reduces the resistance generated between the ship’s hull and the water Where is it Used: ▪ Air lubrication systems can be used in all types of vessels ▪ Can retrofit to existing vessels Environmental Benefits: ▪ Cuts fuel consumption by 7% to 10% ▪ Reduces CO2 emissions by 129 tonnes per day ▪ Contributes to SO2 reduction Chart’s Offering to be Pulled Through for Marine: ▪ Shore based liquefaction plants for fuel production ▪ Onboard LH2 and HLNG fuel gas systems ▪ Storage and vaporization packages ▪ Onboard exhaust gas CO2 capture GTLS: GAS TO LIQUID SYSTEMS® 18

Stronger Together in Water Treatment and Wastewater LOX and SDOX-CS are used in municipal collection systems to eliminate H2S odor and corrosion WATER REUSE ExVel Turbo Fans are used for vapor compression for Zero Liquid Discharge (ZLD). ZLD is made possible and/or more economical when using our high recovery reverse osmosis technology, flow reversal Blowers and Compressors reverse osmosis (FR-RO) provide aeration for biological wastewater processes GTLS: GAS TO LIQUID SYSTEMS® 19

Complementary Equipment for Carbon Capture and Storage

Example Case Study: Breweries



7
Effluent Treatment Plant
5
Bottling Plant/Packaging Storage
3
Brewery Process
6
Tank Farm
Spent Grain Storage
Water Treatment Plant
Co2 Recovery Plant
Control Room
Raw Material Unloading & Storage
Fermentation Tank
2
Boiler Room
Compressor Room
4
Storage Silos
1

Figure 1.0: Illustrative: CCUS & Water Value Chain

Source: aerial view brewery model - Bing images

1. **CO2 Capture**
   - Chart Earthly Labs CO2 capture equipment
   - Howden booster blowers in low pressure environments
   - Howden air compressors to actuate valves in capture process
2. **CO2 Separation & Processing**
   - Chart Earthly Labs CO2 separation and processing
   - Howden compressors to handle CO2 – winery, distillery, biogas
   - Howden gas heaters that dry CO2 gas removing water and other impurities
   - Howden screw compressors drive CO2 distillation refrigeration process for large scale
3. **CO2 Storage**
   - Chart CO2 high-pressure tanks for bulk storage
   - Chart small scale CO2 tanks for beverage, cannabis, wine and distribution markets
4. **CO2 Transport**
   - Chart CO2 trucks like Orca Mite
   - Howden screw, reciprocating or centrifugal compressors that boost pressure for transport
5. **CO2 Usage**
   - Howden compressors for CO2 pump to larger tanks from recovered CO2 small tanks
   - Howden compressors for high to low pressure at satellite breweries to use recovered CO2
   - Howden compressors for CO2 used to purify water in brewery
6. **CO2 Measuring, Monitoring & Verification**
   - Howden digital merge with Chart / Earthly Labs CO2 capture dashboard
   - Verification of capture to support business decisions
7. **Wastewater**
   - Howden compressors and blowers to pump water CO2 for purification

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Details of Expected Cost and Commercial Synergies 21

Cost Synergies

Expected Annual Cost Synergies



($M)
~$175
~$250
12 Months Post-Close
Annual by Year 3

Year 1 estimated costs to achieve are approximately $16M

~40%: Outside Sourcing for Product Build and Insourcing

- Volume leverage at 2x size
- Insource Howden compressors on select projects
- Insource select third party manufacturing processes

~40%: Optimization and Resource Rationalization

- Leverage India engineering
- Back-office rationalization
- Indirect spend consolidation
- Agent overlap, insurance, licenses rationalization

~20%: Facilities

- Consolidate overlapping shops including in Houston, TX and Allentown, PA
- Consolidate two Hyderabad, India back-office buildings
- Leverage Howden Mexico and Chart Hudson Mexico
- Sell underutilized, highly desired property

Synergy plan jointly developed by Chart and Howden with significant buy-in will drive successful execution

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A Global Footprint to Serve Customers Locally


Chart
Howden
~35%
EMEA
~40%
Americas
~25%
Asia-Pacific


Howden

Howden Santiago, Chile location and entity

- Chile is very active in CCUS, wind and hydrogen production projects

Howden Johannesburg, South Africa

- Local content & reduced cost from shipping adds to probabilities of winning on increasing number of ssLNG and FLNG projects
- Manufacturing of heat exchangers



Howden Chennai, India

- Fabricate cold boxes
- Jumbo cryo tanks for the EMEA and India markets



Howden Seoul, S. Korea office and entity

- Leverage LH2 and H2 in-country presence



Note: Percentages represent estimated % of revenue on a combined company basis.

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Commercial Synergies

Expected Commercial Synergies (Revenue)

($M)


~$150
~$350
12 Months Post-Close
Annual by Year 3

Expected margins in line with broader combined company

Existing Manufacturing Location Utilization to Gain Access to Customer Projects

- Fabricate cold boxes in Southeast Asia (2 locations); valuable for FLNG and non-US opportunities

Access to the marine market and customers

- Bunkering for large jumbo bulk tanks
- Onboard vessel equipment

Localized fabrication and engineering in India adds immediate opportunity for water treatment

More content to provide to Chart cement customers and vice versa for CO2

Clean mine customer access can pull through Chart's LH2 offering and HLNG onboard vehicle tank offering

- LH2 loading and storage systems
- HLNG and HLH2 for mine haul trucks

Commercial synergies driven by the combined business' complementary end markets and new geographies

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Commercial Synergies with Chart’s Minority Investments Howden Content That Could Potentially Be Used in Projects Chart’s Minority Application / Market Investment ▪ Reciprocating compressors for liquefaction or compression for high HTEC Hydrogen production pressure gas and stations ▪ Diaphragm compressors ▪ Pistons ▪ Reciprocating compressors for liquefaction or compression for high McPhy Hydrogen electrolysis pressure gas and stations ▪ Hydraulic pistons ▪ Pistons Transform Materials H2 and acetelyne process ▪ Heaters Svante CCUS ▪ Reciprocating compressors for liquefaction or compression for high FiveT Hydrogen Hydrogen and pressure gas renewables ▪ Diaphragm compressors ▪ Pistons ▪ Reciprocating compressors for liquefaction or compression for high Cryomotive Hydrogen pressure gas GTLS: GAS TO LIQUID SYSTEMS® 25

Coordinated Integration Team ▪ Massimo Bizzi, currently Howden COO, will be Integration Lead ▪ Key contributor to Howden’s operational improvements and resulting EBITDA margin expansion ▪ Specialist in leading highly engineered products businesses ▪ Holds a M.Sc. And a Ph.D. in Chemical Engineering from the Polytechnic University of Turin ▪ Served previously as Howden President of Compressor Division Massimo Bizzi, ▪ Prior experience as Koch-Glitsch President and COO Integration Lead ▪ Senior leadership roles at Solvay Solexis and John Zink Hamworthy Integration Howden and Chart CEO Lead business point for each integration workstream to work Chart Dedicated Howden Dedicated with dedicated Integration Team (4) Integration Team (4) integration team GTLS: GAS TO LIQUID SYSTEMS® 26

Historical Financials and Financial Outlook for the Combined Business 27

2019 – 2022 Financial Summary: Driving Growth and Margin Expansion 2019 2020 2021 2022E 2019 2020 2021 2022E Orders $1.3B $1.2B $1.7B >$2.6B $1.6B $1.4B $1.8B $2.0B $1.2B $1.2B $1.3B ~$1.65-1.7B $1.5B $1.4B $1.6B $2.0B Revenue ~13% % Aftermarket 15% 13% 14% 46% 43% 46% 48% With Big LNG Adjusted (2) (3) (3) EBITDA 15% 18% 17% 16% 16% 16% 16% (1) Margin FCF 80% 82% 76% 85% 88% 89% 90% (4) Conversion Note: Chart annual guidance does not include adjusted EBITDA. (1) For Chart adjusted EBITDA, please refer to the reconciliation in the appendix. (2) 2019 EBITDA represents Howden credit agreement adjusted EBITDA; there is not a QoE this year. GTLS: GAS TO LIQUID SYSTEMS® 28 (3) 2020 and 2021 represents QoE adjusted EBITDA. (4) Free Cash Flow Conversion defined as (EBITDA – Capex) / EBITDA. Please refer to the reconciliation in the appendix.

Howden Drives Aftermarket Opportunity Across the Combined Business

~40% of Installed Base Entitlement Achieved Currently

Aftermarket Agreements Covering >2K Assets

~200 Assets Connected to Uptime

~6,000 New Build Additions to Installed Base per Year

Howden's Aftermarket Business

Global Installed Base

~210K
Units Installed Base

169
Countries with Installed Assets

Additional Entitlement Opportunities with Remaining 60% of Installed Base

Complete Aftermarket Capabilities



Spare Parts



Retrofits & Performance Upgrades



Service & Maintenance

Best-in-class Digital Offerings



Howden Uptime



Remote Assistance & Augmented Realty

Significant Go-Forward Aftermarket Opportunity

- ✓ **Strengthen visibility and increase coverage of existing Howden installed base**
- ✓ **Accelerate customer attachment via Howden Uptime adoption, long-term service and framework agreements**
- ✓ **Increase coverage of non-Howden assets through targeted campaigns and differentiated offerings**
- ✓ **Drive margin expansion with pricing initiatives**

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Financing Overview 30

Transaction Financing Overview

Existing Chart Net Debt (9/30/22)

($M)	
Drawn Revolving Credit Facility ($1B)	$581
Convertible Notes due 2024	258
Less: Cash	(90)
Net Debt	**$748**

+ Transaction Sources

($B)	Announcement	Illustrative Takeout
Debt	~$3.375B	▪ Mix of TLB and senior secured and / or unsecured notes
Cash	--	▪ ~$200M generated through est. close
Equity	~$1.1B	▪ ~$1.1B preferred stock ▪ Potential common or convertible equity

Financing Overview

$4.4B purchase price supported by:

- **Bridge Financing**
  - $3.375B fully committed 364-day bridge facility with six-month extension option exercisable by Chart
  - ~$1.1B preferred stock issued to KPS
- **Permanent Financing Sources**
  - ~$200M of FCF available for funding through H1 2023
  - Combination of term loans and senior secured and / or unsecured notes anticipated to replace bridge facility and / or bridge commitments
  - Alternative capital sources available pre-close to reduce leverage and / or preferred

= Pro Forma Net Leverage

	At Close	2024E
Estimated Net Debt	~$4.2B	~$3.3-3.5B
Estimated LTM EBITDA[1]	~$1.0B	~$1.3B
Implied Net Debt / EBITDA	4.25x	High 2x
Ongoing Net Debt / EBITDA Target	2.0 – 2.5x	

Additional De-Leveraging Drivers:

- Further cost opportunities
- Immediately actionable, select divestitures (two that do not impact synergies), which could yield ~$500 – $600M of cash

(1) Estimated LTM EBITDA includes applicable cost synergies.

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Overview of Certain Key Terms of Preferred Stock Issued to Seller Security▪ Series A Cumulative Participating Convertible Preferred Stock Maturity▪ Perpetual ▪ Approximately $1.1B Principal Amount ▪ In certain circumstances, $450M of the preferred may be replaced with common equity issued to seller ▪ 6% yield, payable in cash or PIK at Chart’s option (with 0.75% yield increase on PIK) ▪ Conversion price set at closing based on 97.5% of market price (subject to adjustment in certain circumstances) ▪ Convertible into common at any time at the option of the holder Selected Key Terms ▪ Conversion into common at Chart’s option after 5 years if the stock price exceeds 130% of the conversion price for a specific period of time ▪ Votes with common stock, not a separate class (except with respect to certain matters) subject to a cap of 19.99% on an as-converted basis Note that this summary is not fulsome and is only of certain elements of key terms of such preferred stock, does not purport to be complete and is qualified in its entirety by reference to Chart’s Current Report on Form 8-K filed November 9, 2022, and by the full text of the agreements and exhibits thereto as referenced therein. GTLS: GAS TO LIQUID SYSTEMS® 32

Strengthening Our Position in the Nexus of Clean™ While Adding High Margin, Resilient Aftermarket ✓ Extended access to bigger and growing profit pools within the energy transition value chain ✓ New geographies, new markets, new customers ✓ Doubles aftermarket exposure, adding resiliency to growth through a cycle ✓ Long-term, >20% EBITDA growth rate (with cost synergies) with >500bps margin expansion opportunity ✓ Commercial synergies to accelerate Chart’s leadership in energy transition GTLS: GAS TO LIQUID SYSTEMS® 33

Appendix 34

Chart Industries Adjusted EBITDA and Free Cash Flow Conversion Reconciliation $ millions, except per share amounts FY 2019 FY 2020 FY 2021 Consolidated Net sales 1,215.5 1,177.1 1,317.7 Net income from continuing operations $31.4 $70.3 $60.9 Income tax expense, net 2.8 15.0 13.5 Interest expense, net 17.7 17.7 10.7 Depreciation and amortization 77.7 85.2 80.6 (1) EBITDA $129.6 $188.2 $165.7 Non-recurring costs 45.4 19.6 46.3 Share-based compensation 9.0 8.6 11.2 (1) Adjusted EBITDA $184.0 $216.4 $223.2 Adjusted EBITDA Margin 15.1% 18.4% 16.9% Capital Expenditures (36.2) (37.9) (52.7) Adjusted EBITDA less capex $147.8 $178.5 $170.5 (2) Free Cash Flow Conversion % 80.3% 82.5% 76.4% (1) “EBITDA” and “Adjusted EBITDA” are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that EBITDA and Adjusted EBITDA facilitate useful period-to-period comparisons of our financial results, and this information is used by us in evaluating our internal performance. (2) Adjusted EBITDA less capex as a percent of Adjusted EBITDA GTLS: GAS TO LIQUID SYSTEMS® 35